October 26, 2017

DREYFUS BNY MELLON FUNDS, INC.

-          Dreyfus Alternative Diversifier Strategies Fund

Supplement to Prospectuses

The following information supplements and supersedes any contrary information contained in the fund's prospectuses:

Effective on or about December 1, 2017 (the "Effective Date"), the underlying funds in which the portion of the fund's assets allocated to long/short strategies may be invested are as follows:

Long/Short Strategies

Dreyfus Select Managers Long/Short Fund

Unaffiliated Underlying Fund

The underlying funds in which the portion of the fund's assets allocated to long/short strategies may be invested currently include Dreyfus Select Managers Long/Short Fund and an unaffiliated underlying fund.

Dreyfus Select Managers Long/Short Fund seeks to provide long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices. This underlying fund uses a "manager of managers" approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund's assets. This underlying fund allocates its assets among subadvisers that use long/short investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices. This underlying fund invests in securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar, and expects to maintain significant short positions in equity securities and equity-related instruments.

The unaffiliated underlying fund seeks to achieve its goal primarily by taking long and short positions in the global securities markets. The unaffiliated underlying fund uses long or short positions in common and preferred equity securities, exchange traded funds ("ETFs"), and fixed income securities. The unaffiliated underlying fund also uses derivatives, including long and short positions from futures contracts on individual securities and indices, swaps, including total return and credit default swaps, on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices.  This underlying fund may invest in securities of, and derivative contracts on, U.S. and non-U.S. companies.  The equity securities in which this underlying fund invests are generally those of companies with market capitalizations of at least $250 million, measured at the time this underlying fund first invests in them. This underlying fund may continue to hold or add to a position in a stock after the company’s market value has fallen below $250 million.

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